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

            COMMON STOCK                                                                              COMMON STOCK

              NUMBER                                    [Mannatech Logo]                                 SHARES

            C

  THIS CERTIFICATE IS TRANSFERABLE IN                                                        SEE REVERSE FOR CERTAIN DEFINITIONS
  NEW YORK, NY OR RIDGEFIELD PARK, NJ   INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS        AND RESTRICTIONS ON TRANSFER

                                                                                                      CUSIP 563771 10 4

     THIS CERTIFIES THAT







     IS THE RECORD HOLDER OF

                 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF
                                                   MANNATECH, INCORPORATED

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Amended and Restated
Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the
Corporation.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

     Dated

                                                   [Mannatech Seal]
                   /s/ Samuel Caster                                                /s/ Patrick D. Cobb

                       PRESIDENT                                                  CHIEF FINANCIAL OFFICER


COUNTERSIGNED AND REGISTERED:
            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                        TRANSFER AGENT AND REGISTRAR

BY

                                AUTHORIZED SIGNATURE
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                                MANNATECH, INCORPORATED

      NO SHAREHOLDER HAS ANY PREEMPTIVE RIGHT TO ACQUIRE ANY UNISSUED OR TREASURY SECURITIES OF THE CORPORATION. A COMPLETE
STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS IS SET FORTH IN THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION
(THE "ARTICLES OF INCORPORATION"), ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL
FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, ON WRITTEN REQUEST TO
THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

      THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS OF
THE CORPORATION HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF CAPITAL STOCK AND TO DETERMINE OR
ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON ANY UNISSUED SERIES OF CAPITAL STOCK. THE
CORPORATION WILL FURNISH A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH
CLASS AUTHORIZED TO BE ISSUED TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, ON WRITTEN REQUEST TO THE CORPORATION AT
ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM    --  as tenants in common                               UNIF GIFT MIN ACT --  ........... Custodian ...........
      TEN ENT    --  as tenants by the entireties                                                (Cust)                (Minor)
      JT TEN     --  as joint tenants with right of                                           under Uniform Gifts to Minors
                     survivorship and not as tenants                                          Act..............................
                     in common                                                                           (State)
                                                                        UNIF TRF MIN ACT  --  ...... Custodian (until age ....)
                                                                                              (Cust)
                                                                                              ......... under Uniform Transfers
                                                                                               (Minor)
                                                                                              to Minors Act ...................
                                                                                                                (State)
                         Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     ________________________________________
     |                                      |
     |                                      |
     ________________________________________

_________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________


                                                                                     X __________________________________________
                                                                                                        (SIGNATURE)

                                                        NOTICE:
                                                  THE SIGNATURE(S) TO
                                                  THIS ASSIGNMENT MUST
                                                  CORRESPOND WITH THE
                                                  NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR WITHOUT
                                                  ALTERATION OR EN-
                                                  LARGEMENT OR ANY
                                                  CHANGE WHATEVER.

                                                                                     X __________________________________________
                                                                                                        (SIGNATURE)
                                                                                     ____________________________________________
                                                                                     |   THE SIGNATURE(S) SHOULD BE GUARANTEED   |
                                                                                     |   BY AN ELIGIBLE GUARANTOR INSTITUTION    |
                                                                                     |   (BANKS, STOCKBROKERS, SAVINGS AND LOAN  |
                                                                                     |   ASSOCIATIONS AND CREDIT UNIONS WITH     |
                                                                                     |   MEMBERSHIP IN AN APPROVED SIGNATURE     |
                                                                                     |   GUARANTEE MEDALLION PROGRAM), PURSUANT  |
                                                                                     |   TO S.E.C. RULE 17Ad-15.                 |
                                                                                     |___________________________________________|
                                                                                     |   SIGNATURE(S) GUARANTEED BY:             |
                                                                                     |                                           |
                                                                                     |                                           |
                                                                                     |                                           |
                                                                                     |                                           |
                                                                                     |                                           |
                                                                                     |                                           |
                                                                                     ____________________________________________
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